John Hancock Funds II
Supplement dated August 1, 2008
to the Class A Shares Prospectus
dated December 26, 2007
Retirement Distribution Portfolio
Retirement Rising Distribution Portfolio
Payment of distributions will occur quarterly not monthly as previously disclosed.
The sections of the prospectus entitled “Distributions,” “Excess Distributions and Reduction of Target Distributions Per Share,” “Return of Capital,” “Payout of Distributions,” and “Taxability of Distributions” are amended and restated as follows:
Distributions. The Fund seeks to provide targeted quarterly distributions to shareholders. These distributions are not guaranteed and are contingent upon the Fund having sufficient assets to make such distributions. A portion of each distribution may, at times, be a return of capital. For further information on return of capital see “Return of Capital” below. Capital gains, if any, are distributed annually, typically after the end of a Portfolio’s fiscal year.
Excess Distributions and Reduction of Target Distributions Per Share
Available Distributions consist of all income from dividends and interest, short-term realized capital gains and any long-term realized capital gains that may be included in the target distribution. If the Available Distributions for a year are less than the annual target distributions, the annual target distribution will also include a return of capital. If Available Distributions are greater than the annual target distribution, there will be a “Distribution Overage.” The Fund will automatically reinvest any Distribution Overages as well as any long-term capital gains that are not included in the annual target distribution (“Excess Capital Gains”). If the Fund reduces its target distribution per share in future years due to the reinvestment of the Distribution Overage and Excess Capital Gains (together referred to as “Excess Distributions”), you will receive substantially the same aggregate distribution in the subsequent year as in the previous year because, although the Fund will make distributions at a reduced amount per share, you will own additional shares.
The Fund intends to apply for an order from the SEC granting it an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include realized long-term capital gains as a part of its regular distributions to Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). There can be no assurance as to when or whether the SEC will grant such relief. As a result , the Fund has no current expectation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is permitted under the 1940 Act in the absence of such an exemptive order. Therefore, the Fund’s distributions in any taxable year may include a return of capital to shareholders even though the Fund has Excess Capital Gains. The Fund may elect to retain its Excess Capital Gains or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will: (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain; (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain; and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit. See “Additional Information Concerning Taxes” in the SAI.
Return of Capital. The Fund seeks to provide sufficient income from dividends, interest and capital gains to pay its target distribution to shareholders. If the Fund does not achieve this goal, the Fund may have a return of capital to shareholders (i.e., a return of a portion of a shareholder’s original investment). Further, in order to coordinate capital gain dividend tax reporting requirements with the limitation on capital gain distributions under Section 19(b) of the 1940 Act and Rule 19b-1 thereunder, as described above, the Fund might make one or more additional distributions that comprise a return of capital (“Additional Capital Distributions”), but such Additional Capital Distributions will be automatically reinvested. For further information, see “Taxability of Distributions” below.
Payout of Distributions. Each quarterly distribution will be automatically paid to you unless you choose to have the quarterly distributions reinvested in additional shares. Any Excess Distribution or Additional Capital Distribution will automatically be reinvested in additional shares of the Fund on the record date for the distribution. You may choose to have your quarterly distributions sent directly to your bank account or a check may be mailed to you if your distribution amount is $10 or more. However, if the check is not deliverable or the quarterly distribution amount is less than $10, your quarterly distribution will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of quarterly distributions, Excess Distributions or Additional Capital Distributions.
Taxability of Distributions In general, distributions from the Fund, other than a return of capital, are taxable to a shareholder as either ordinary income or capital gains regardless of whether the shareholder reinvests the distributions in additional shares or receives them in cash. Dividends paid from the Fund’s ordinary income and short-term capital gains generally will be taxable to a shareholder as ordinary income. Any long-term capital gains distributed by the Fund are taxable to a shareholder as long-term capital gains no matter how long the shareholder has owned the shares.
For investors who are not exempt from federal income taxes, dividends received from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s short-term capital gains are taxable as ordinary income. Distributions from the Fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the Fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.
The Fund will provide disclosures with each quarterly distribution that estimate the percentages of the year-to-date distributions that represent net investment income, other income, or return of capital (if any). Internal Revenue Service Form 1099-DIV, which is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional. At the end of the year, the Fund may recharacterize distributions for the year among ordinary income, capital gains, and return of capital (if any) for purposes of tax reporting on Form 1099-DIV.
Return of Capital. If, for any calendar year, the total distributions (net investment income dividend and short-term and long-term capital gain dividends) exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in the Fund. This is considered a return of a portion of a shareholder’s original investment. Distributions in excess of the Fund’s current and accumulated earnings and profits reduce a shareholder’s cost basis in his or her shares of the Fund, thereby increasing such shareholder’s potential gain (or reducing his or her potential loss) on the future sale of shares of the Fund. Any such distributions in excess of a shareholder’s cost basis in his or her shares of the Fund will be treated as gain from the sale or exchange of those shares.